UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

Warby Parker Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40825 (Commission File Number)	80-0423634 (IRS Employer Identification No.)

233 Spring Street, 6th Floor East New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(646) 847-7215

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	WRBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2024, the Board of Directors (the “Board”) of Warby Parker Inc. (the “Company”) increased the size of the Board from nine to ten directors and, upon the recommendation of its Nominating and Corporate Governance Committee, appointed Bradley Singer to fill the newly created vacancy as a Class I director, effective immediately. Mr. Singer will serve until the Company’s 2025 annual meeting of stockholders and until his successor is elected and qualified, or sooner in the event of his death, resignation, disqualification, retirement, or removal. The Board has determined that Mr. Singer meets the requirements for independence under the applicable listing standards and rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”). The Company expects that Mr. Singer will be appointed to the Board’s Audit Committee and Compensation Committee.

Mr. Singer will participate in the Company’s non-employee director compensation program as described under the “Director Compensation” section in the Company’s definitive proxy statement filed with the SEC on April 25, 2024. Mr. Singer will enter into the Company’s standard indemnification agreement for directors and officers.

There are no arrangements or understandings between Mr. Singer and any other persons pursuant to which he was elected as a member of the Board. There are no family relationships between Mr. Singer and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Singer is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARBY PARKER INC.

Dated: August 1, 2024	By:	/s/ Chris Utecht
Chris Utecht
SVP, General Counsel & Secretary